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September 23, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE: Separate Account VA-5NLNY of Transamerica Life Insurance Company of New York
     File No. 33-71748, 811-08160, CIK 914838
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), Separate Account VA-5NLNY of Transamerica Life Insurance Company of New York, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report for the following underlying management investment companies: American Century Variable Portfolios, Inc.; Federated Insurance Series; INVESCO Variable Investment Funds, Inc.; Janus Aspen Series; ING VP Emerging Markets Fund, Inc. (formerly Pilgrim Emerging Markets Fund, Inc.); Schwab Annuity Portfolios; SteinRoe Variable Investment Trust and Strong Discovery Fund II, Inc. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, the following semi-annual reports were filed with the Commission via EDGAR on the dates indicated:

o   American Century Variable Portfolios, Inc. (CIK: 814680) filed
    August 28, 2002
o   Federated Insurance Series (CIK: 912577) filed August 29, 2002
o   INVESCO Variable Investment Funds, Inc. (CIK: 912744) filed August 27, 2002
o   Janus Aspen Series (CIK: 906185) filed August 21, 2002
o   ING VP Emerging Markets Funds, Inc. (CIK: 916764) filed August 20, 2002
o   Schwab Annuity Portfolios (CIK: 918266) filed August 27, 2002
o   SteinRoe Variable Investment Trust (CIK: 815425) filed September 19, 2002
o   Strong Discovery Fund II, Inc. (CIK: 883644) filed August 29, 2002

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Brenda D. Sneed

Brenda D. Sneed
Assistant General Counsel